UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa	50266

(Address of Principal Executive Offices)	(Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Press Release and Financial Supplement issued by the American Equity Investment Life Holding Company (the “Company”) with respect to the first quarter ending March 31, 2009.  The information in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

As previously reported, during the fourth quarter of 2007 the Company received a formal request for information from the staff of the Division of Enforcement (the “Staff”) of the Securities and Exchange Commission (“SEC”) concerning the Company’s acquisition of American Equity Investment Service Company (“Service Company”) on September 2, 2005.  The Company has cooperated fully in providing information and documentation to the Staff throughout the course of its investigation.

On May 4, 2009, the Company, its Chairman, and its Chief Executive Officer and President received a Wells Notice from the Staff in connection with this investigation.  The Wells Notice provides notification that the Staff intends to recommend to the SEC that it bring a civil action against the recipients for possible violations of the federal securities laws and related rules.  A Wells Notice does not itself initiate litigation, nor is it a finding of wrongdoing by the Company or any individual.

According to discussions with the SEC Staff and the Company’s understanding of the scope of the investigation, the Wells Notice relates to the Company’s disclosures in its 2004, 2005, and 2006 proxy statements concerning the effects of transactions involving the Service Company, the last of which was completed almost four years ago.  Beginning in 1999, the Company’s public securities filings contained extensive disclosures related to Service Company transactions, including the effect of each such transaction on the Company’s financial statements.  Based on its own investigation and the facts disclosed to it during the course of the SEC investigation, the Company believes these proxy statements accurately disclosed all material information, and strongly disagrees with the Staff’s recommendation on this matter.

The Company will continue to pursue a potential resolution of this matter before the Staff makes its formal recommendation to the SEC, and will vigorously defend any action brought by the SEC, but the Company cannot predict the outcome or timing of this matter.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

99.1 Press Release dated May 6, 2009 and Financial Supplement dated March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description .
99.1	Press Release dated May 6, 2009 and Financial Supplement dated March 31, 2009